UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 28, 2020

SPHERE 3D CORP.
(Exact Name of Registrant as Specified in Charter)

Ontario, Canada	001-36532	98-1220792
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

895 Don Mills Road, Bldg. 2, Suite 900 Toronto, Ontario	M3C 1W3
(Address of principle executive offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 571-5555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Common Shares	ANY	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01.  Entry into a Material Definitive Agreement.

On July 28, 2020, Sphere 3D Corp., an Ontario corporation (the "Company") entered into a Securities Purchase Agreement (the "SPA") with Oasis Capital, LLC ("Oasis"), pursuant to which the Company received $500,000 and issued to Oasis (i) an 8% original issue discount promissory note (the "Note"), with a six month term and aggregate principal amount of $615,000, and (ii) 90,000 shares (the "Shares") of the Company's common stock, no par value.

The foregoing summary of the terms of the Note and the SPA are subject to, and qualified in its entirety by, the agreements and instruments attached hereto as Exhibit 4.1 and 10.1, respectively, which are incorporated by reference herein.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above with respect to the Note and the SPA and the related agreements are incorporated herein by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above with respect to the issuances of the Note and the Shares is incorporated herein by reference. The issuance of the Note and the Shares were made in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(a)(2) of the Act.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Promissory Note, dated July 28, 2020, by and between Sphere 3D Corp. and Oasis Capital, LLC

10.1	Securities Purchase Agreement, dated July 28, 2020, by and between Sphere 3D Corp. and Oasis Capital, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2020

SPHERE 3D Corp.

By:	/s/ Peter Tassiopoulos
Name: Peter Tassiopoulos
Title: Chief Executive Officer

EXHIBIT INDEX Form 8-K

Exhibit Number	Description

4.1	Promissory Note, dated July 28, 2020, by and between Sphere 3D Corp. and Oasis Capital, LLC

10.1	Securities Purchase Agreement, dated July 28, 2020, by and between Sphere 3D Corp. and Oasis Capital, LLC